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                   EXHIBIT 23.1 - CONSENT OF DELOITTE & TOUCHE LLP













INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-65558, 33-82810, 33-31171 and 33-310259 of BARRA, Inc. on Form S-8 of our
report dated May 9, 1997, incorporated by reference in this Annual Report on Form 10-K of BARRA, Inc. for the year ended March 31, 1997.


/s/ Deloitte & Touche LLP

June 24, 1997